Corporate Presentation August 2020 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; Arbutus’ ability to meet a significant unmet medical need; the sufficiency of Arbutus’ cash and cash equivalents to extend into mid 2021; Arbutus’ expectation for multiple 60 mg dose and 90 mg single-dose data in the second half of 2020; Arbutus’ expectation to dose two 90 mg multi-dose cohorts in the second half of 2020; the potential for an oral HBsAg reducing agent and potential all oral combination therapy; Arbutus’ objective to complete IND enabling studies for AB-836 in the second half of 2020; the potential for AB-836 to be low dose with a greater therapeutic window and to address known capsid resistant variants T33N and I105T; the potential for AB-836 to be once daily dosing; our expectations regarding the timing and clinical development of Arbutus’ product candidates; the timeline to a combination cure for HBV; Arbutus’ coronavirus strategy; Arbutus’ expectations regarding its technology licensed to Genevant; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies including uncertainties and contingencies related to the ongoing COVID-19 pandemic. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; changes in Arbutus’ strategy regarding its product candidates and clinical development activities; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus; and the ongoing COVID-19 pandemic could significantly disrupt our clinical development programs. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. NASDAQ: ABUS www.arbutusbio.com 2

Investment Highlights

Therapeutic focus – curing chronic Hepatitis B Virus (HBV) Infection

Significant Unmet Medical Need in HBV

Global HBV prevalence double that of HCV, potential for larger market opportunity

Goal of HBV Functional Cure

Undetectable HBV DNA and HBsAg delivered through finite duration treatment with a combination of drugs with different modes of action

Broad HBV Portfolio

HBV assets include:

RNAi

Capsid Inhibitors

PD-L1

HBV RNA Destabilizers

Coronavirus Research Initiative

Focused on direct acting antivirals targeting the viral polymerase and protease

Team with Antiviral Expertise & Proven Track Record

Applying knowledge gained from HIV and HCV success to HBV and Coronaviruses

16 % Ownership in Genevant

Rights to potential future royalties and sublicense revenues for LNP Technology

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HCV: Hepatitis C Virus | **HIV** Human Immunodeficiency Virus

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Proven Leadership Team William H. Collier Michael J. Sofia, PhD Gaston Picchio, PhD President and CEO Chief Scientific Officer Chief Development Officer Successful track records in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Elizabeth Howard, PhD, JD Michael J. McElhaugh Chief Financial Officer EVP, General Counsel and Chief Business Officer Chief Compliance Officer NASDAQ: ABUS www.arbutusbio.com 4

HBV Presents a Significant Unmet Medical Need >257Mpeople are chronically 15M infected with HBV, globally. Europe 2M United States 90M China ~ people900k die every year as a consequence despite the availability of effective vaccines and antivirals. : Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ NASDAQ: ABUS Sources www.arbutusbio.com Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign-Born Persons Living in the US by Country of Origin 5

Significant Opportunity to Improve HBV Cure Rates

HBV cures are achievable with today's SOC in **<5% of patients**. Sustained HBsAg and HBV DNA loss after end-of-treatment* is rare.

*undetectable HBsAg and HBV DNA 6 months after end-of-treatment accepted as a functional cure..

STANDARD OF CARE THERAPIES FOR CHRONIC HBV

	PegIFN	Entecavir	Tenofovir
Dosing Duration	48-weeks	Chronic	Chronic
HBV DNA Undetectable *(<60-80 IU/ml)*	7-19%	67-90%	76-93%
HBsAg Loss	**~3-7%**	**~1-2%**	**~1-3%**

Achievable **HBV Cure Rates** with Current SOC

New HBV Therapies

rate of **Undetectable HBV DNA**

+

rate of **HBsAg Loss**

=

HIGHER **CURES RATES**

SOC: Standard Of Care | **HBsAg:** HBV Surface Antigen | **PegIFN:** Pegylated Interferon
Source: EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG-Intron, Baraclude and Viread Package Inserts

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Compelling Growth Opportunity in the **HBV Market**


257M
chronic HBV
27M
4.5M

10.5% Diagnosed

1.8% Treated

Low due to sub-optimal SOC cure rate and asymptomatic nature of disease.

An HBV curative regimen

would substantially increase **diagnosis** and **treatment** rates to unlock significant **market growth opportunities.**

SOC: Standard Of Care

Source: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1. Nucleoside Analogue 2. Capsid Inhibitor 3. RNAi & RNA Destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com

1 Reduce/Suppress 2 Reduce/Suppress Keys to Viral DNA Viral Antigens Therapeutic Block Replication Block HBsAg . NA . RNAi . Capsid Inhibitor . RNA Destabilizer Success . RNAi . RNA Destabilizer Reduce cccDNA Pool . Capsid Inhibitor Suppress HBV DNA and viral antigens Leading to an Reawaken host HBV CURE immune response Therapeutic success will Block HBsAg require a combination . RNAi . RNA Destabilizer of agents with Immuno-modulation complementary MOAs . PD-L1 Inhibitor . Interferon Reawaken/Boost Host 3 Immune Response NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism Of Action | NA: Nucleoside Analogue | HBsAg: HBV Surface Antigen 9

Arbutus HBV Pipeline Phase I Lead Optimization IND Enabling Healthy Subjects HBV Subjects Phase II HBsAg Reduction RNAi AB-729 HBV RNA Destabilizers Next Gen HBV DNA Suppression Capsid Inhibitor AB-836 Immune Reawakening PD-L1 1st gen NASDAQ: ABUS www.arbutusbio.com 10

AB-729 RNAi Single trigger RNAi agent targeting all HBV transcripts Therapeutic Inhibits HBV replication and lowers all HBV antigens Pan-genotypic activity across HBV genotypes Demonstrated complementarity with capsid inhibitors Proprietary GalNAc-conjugate delivery technology provides Actively targets the liver liver targeting and enables subcutaneous dosing Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies GalNAc Linker HBx n sAg sAg Polymerase, Core Ag, eAg, pgRNA NASDAQ: ABUS www.arbutusbio.com 11

AB-729 RNAi Continuous HBsAg All subjects responded to decline with a single 60 therapy with everyone Therapeutic mg dose through week 12 achieving at least a -0.62 with mean HBsAg decline log reduction in HBsAg at of approximately 1.0 log week 12 in the 60 mg dose In May 2020, matching the 180 mg group with a maximum cohort at week 12. decline of -2.14 log. Arbutus announced additional positive single- dose Phase 1a/1b clinical All subjects had normal AB-729 may provide a trial results for AB-729 ALTs/ASTs throughout the competitive advantage 12 week follow up period. through low dose and reduced frequency of injections. NASDAQ: ABUS www.arbutusbio.com 12

AB-729-001 Study Design Part 1: Single Ascending Part 2: Single Doses In Dose In Healthy Subjects Chronic Hepatitis B Subjects Dose 1 (60 mg) Cohort A: 180 mg n=6; 4 active : 2 placebo HBV DNA - n=6 (≥ Day 15 Safety) (≥ Day 15 Safety) Dose 2 (180 mg) Cohort B: 60 mg n=6; 4 active : 2 placebo HBV DNA - n=6 (≥ Day 15 Safety) (≥ Day 15 Safety) Dose 3 (360 mg) Cohort C: 90 mg n=6; 4 active : 2 placebo HBV DNA - n=6 Cohort D: TBD HBV DNA + n=6 NASDAQ: ABUS www.arbutusbio.com HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | TBD: to be determined 13

Continuous Mean HBsAg Decline of ~1 log10 with a Single 60 mg Dose Matching HBsAg Decline of 180 mg at Week 12 AB-729 60 mg (N=6) AB-729 180 mg (N=4) 0.25 0.25 0 0 - 0.99 log10 - 0.98 log10 -0.25 IU/mL -0.25 IU/mL -0.5 -0.5 -0.75 -0.75 -1 -1 -1.25 -1.25 -1.5 -1.5 0 14 28 42 56 70 84 0 14 28 42 56 70 84 NASDAQ: ABUS www.arbutusbio.com 60 mg week 6 data (N=2) excluded for consistency as Week 6 not collected in 180 mg cohort 14

All Subjects Responded in the 60 mg Single-Dose Cohort Minimum HBsAg decline of -0.62 log10 and maximum HBsAg decline of -2.14 log10 at week 12 AB-729 60 mg (N=6) AB-729 180 mg (N=4) 0.5 0.5 0 0 -0.5 -0.5 -1 -1 -1.5 -1.5 -2 -2 -2.5 -2.5 0 14 28 42 56 70 84 0 14 28 42 56 70 84 NASDAQ: ABUS www.arbutusbio.com 15

AB-729 60 mg Single-Dose Generally Safe and Well Tolerated with Normal ALT/AST Through 12 Weeks Alanine Aminotransferase Aspartate Aminotransferase 450 450 400 400 350 350 300 300 250 250 200 200 150 150 100 100 Upper Limit Normal = 48 Upper Limit Normal = 40 50 50 0 0 0 14 28 42 56 70 84 0 14 28 42 56 70 84 NASDAQ: ABUS 16 www.arbutusbio.com Samples from week 8 and week 12 from one subject collected by local lab where Upper Limit Normal = 34 U/L for both ALT and AST

AB-729-001 Study Part 1: Single Ascending Part 2: Single Doses In Part 3: Multiple Doses In Dose In Healthy Subjects Chronic Hepatitis B Subjects Chronic Hepatitis B Subjects Dose 1 (60 mg) Cohort A: 180 mg Cohort E: 60 mg Q4W n=6; 4 active : 2 placebo HBV DNA - n=6 HBV DNA - n=7 (≥ Day 15 Safety) (≥ Day 15 Safety) Dose 2 (180 mg) Cohort B: 60 mg Cohort F: 60 mg Q8W n=6; 4 active : 2 placebo HBV DNA - n=6 HBV DNA - n=7 (≥ Day 15 Safety) (≥ Day 15 Safety) Cohort G: TBD + TDF HBV DNA + n=7 Dose 3 (360 mg) Cohort C: 90 mg n=6; 4 active : 2 placebo HBV DNA - n=6 Cohort I: 90 mg HBV DNA - n=7 Cohort D: 90 mg HBV DNA + n=6 Cohort J: 90 mg HBV DNA - n=7 NASDAQ: ABUS 17 www.arbutusbio.com HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | TBD: to be determined

AB-836 Novel chemical series differentiated from AB-506 and other competitor Capsid compounds in the Class II capsid inhibitor space Inhibitor Leverages a novel binding site within the core protein dimer-dimer interface Improved intrinsic potency with EC50 < 10 nM Active against NA resistant variants IND enabling studies ongoing Potential to address known capsid resistant variants T33N and I105T Potential for increased potency and enhanced Provides the potential for low dose and wide therapeutic window resistance profile Projected to be once daily dosing Pangenotypic Combinable with other MOA agents NASDAQ: ABUS www.arbutusbio.com 18

AB-836: A Next Generation Capsid Inhibitor cccDNA Formation / Human HBV DNA / 1o Mechanism 2o Mechanism Serum Shift HBV infected HBV infected Core I105T HBV infected HepDE19 (FC in EC in 40% Compound PHH HepG2-NTCP-C4 Mutation HepG2-NTCP-C4 50 (EC50 μM) Human Serum) (EC50 μM) (EC50 μM) (EC50 mM) (HBsAg EC50 μM) AB-506 0.077 0.032 0.101 1.26 1.430 6x AB-836 0.010 0.002 0.012 0.118 0.196 2x 4 Serum Activity 4 Liver Activity in HDI Mouse Model 3 3 2 2 AB-506 (Day Vehicle) 7 vs (Day Vehicle) 7 vs 1 1 AB-506 HBV Inhibition DNA LOG HBV Inhibition DNA LOG 0 0 3 10 100 (mg/kg QD) 3 10 100 (mg/kg QD) AB-836 AB-836 Unique Binding Site NASDAQ: ABUS www.arbutusbio.com HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes 19

Next Gen RNA Destabilizer Program We believe Offers a novel Continuing active and this approach offers mechanism of action research for an oral to reduce HBsAg and development of potential HBsAg reducing agent other viral proteins and a next generation and all oral combination viral RNA small molecule therapy NASDAQ: ABUS www.arbutusbio.com 20

Coronavirus Strategy Leveraging our proven expertise and capabilities in antiviral drug discovery and development Long term commitment Pan-coronavirus focused Small Molecule Direct-Acting Antivirals Directed Effort . nsp12 Viral Polymerase - nucleosid(t)es +RNA Virus . nsp5 Main Viral Protease - 31 kb Genome denovo design nsp5 protease & nsp12 polymerase Screening Effort essential enzymes COVID-19 Virus nsp5 / 3CLpro . Proprietary library screening for replication Viral Protease Viral Polymerase through COVID R&D consortium NASDAQ: ABUS www.arbutusbio.com 21

Key Objectives for 2020 Cash balance of $115M as July 31, 2020, cash runway into mid-2022 Objective Anticipated Timing AB-729 preliminary phase 1a/1b single-dose data  Late 1Q 2020 AB-729 additional week 12 60 mg single-dose data  May 2020 AB-729 multi-dose 60 mg data (4 and 8 wk dosing intervals) 2H 2020 AB-729 week 12 single-dose 90 mg data (in HBV DNA 2H 2020 positive and negative subjects) Initiate two AB-729 90 mg multi-dose cohorts 2H 2020 Complete AB-836 IND enabling studies 2H 2020 NASDAQ: ABUS www.arbutusbio.com Arbutus received $36.5 million of net proceeds under the ATM program during July 2020 22